

Panbela Therapeutics

+ Cancer Prevention Pharmaceuticals

CombinedCo Investor Presentation

June 2022

Last modified on 6/22/22

Disclaimers

Certain statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act. Forward-looking statements are based on current expectations of future events and often can be identified by words such as "allow," "anticipate," "believe," "continue," "estimate," "expect," "future," "intend," "may," "plan," "potential," "target," or other words of similar meaning or the use of future dates. Examples of forward-looking statements include benefits of the combined entities, future determinations of the characteristics of drug candidates and their effectiveness, publication of results, other trial activities and the timing of the same, and expected financial or operating results. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely from the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional funding to complete a randomized clinical trial; (ii) progress and success of our clinical development program; (iii) the impact of the current COVID-19 pandemic on our ability to conduct our clinical trials; (iv) our ability to demonstrate the safety and effectiveness of our product candidates: SBP-101 and eflornithine (v) we are reliant on a third party for the execution of the registration trial for our product candidate Flynpovi; (vi) our ability to obtain regulatory approvals for our product candidates, SBP-101 and eflornithine in the United States, the European Union or other international markets; (vii) the market acceptance and level of future sales of our product candidates, SBP-101 and eflornithine; (viii) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, SBP-101 and eflornithine; (ix) the rate of progress in establishing reimbursement arrangements with third-party payors; (x) the effect of competing technological and market developments; (xi) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; and (xii) such other factors as discussed in Part I, Item 1A under the caption "Risk Factors" in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Any forward-looking statement made by us in this presentation is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

This presentation includes information about investigational agents. The efficacy and safety of such investigational agents have not yet been established. Drug development is uncertain and investigative agents may be terminated along the development process.

Combined Company Presents A Unique Opportunity: Multi-Targeted Approach to Reset Dysregulated Biology

Scientific focus on polyamines, key regulators of normal biology altered in many disease states

1

- Our drug targeting strategies may allow for product opportunities in therapeutic areas of high unmet medical need, including oncology and orphan diseases

2

- Combined pipeline spans from pre-clinical to Phase III registration programs
- Late-stage programs are orphan oncology related: pancreatic cancer and FAP (familial adenomatous polyposis)

3

- Approximately a $5 Billion aggregate market potential across lead indications

4

- Commercial partner for Phase III FAP program: fully funded registration program in the US
- Company retains ROW rights

5

- Strategic synergies and partnerships (NCI, SWOG, COG, JDRF)

Combining clinical development programs to create significant shareholder value

NCI-National Cancer Institute; SWOG-Southwest Oncology Group; COG-Children's Oncology Group; JDRF – Juvenile Diabetes Research Foundation

Highly Experienced Management Team with Proven Track Record

Proven orphan and oncology drug discovery, development and commercialization expertise



Dr. Jennifer Simpson
Chief Executive Officer
15+ Years



Sue Horvath
Chief Financial Officer
15+ Years



Dr. Thomas Neenan
Chief Scientific Officer
22+ Years



Rachel Bragg
VP, Clinical Development
14+ Years



Dr. Elizabeth Bruckheimer
VP, Drug Dev & Reg Affairs
13+ Years



Dr. Ashok Chavan
VP, CMC, QA, Supply Chain
15+ Years

CombinedCo Team collectively has 10+ FDA approvals and decades of Pharma experience positioning Panbela to execute on the clinical development programs

Dysregulation of the Polyamine Pathway Leads to Disease


BRAIN
HEAD & NECK
MESOTHELIOMA
OCULAR
LYMPHOMA
ENDOCRINE
LUNG
BREAST
GASTROINTESTINAL
LEUKEMIA
PROSTATE
GENITOURINARY
SARCOMA
GYNECOLOGICAL
MELANOMA
MYELOMA

Cancer

Pancreatic
Familial Adenomatous Polyposis (FAP)
Colorectal
Ovarian
STK11 Mutant NSCLC
Neuroblastoma

Polyamine Dysregulation in Disease


Lupus
Inflammatory Bowel Disease
Rheumatoid Arthritis
Multiple Sclerosis
Type 1 Diabetes
BANK1
PRDM1
ATG5
SH2B3
PTPN2
PTPN22
NOD2
HLA-DRB1
HLA
TYK2
IL2RA
IL6R
HLA-DQA1

Autoimmune Diseases

Recent Onset Type 1 Diabetes

Initial focus on oncology and autoimmune disease - enhancing anti-tumor activity, preventing tumor growth, and modulating the immune system

http://ibeliveit.ca/Personalized-Cancer-Medicine/Funding-byCancer-Typr.aspx
https://www.benaroyaresearch.org/blog/post/mystery-multiple-autoimmune-diseases
NSCLC- Non Small Cell Lung Cancer

Combined Pipeline May Address Unmet Needs

	Preclinical	IND Ready	Phase I	Phase II	Phase III	Milestones
Flynpovi (eflornithine/ sulindac combination tablet)	Familial Adenomatous Polyposis (FAP) (Partnered in US; CPP Pursuing EU/Asia Approval)					➢ Fully funded by licensing partner ➢ FPI – 1H 2023
	Colon Cancer Risk Reduction (NCI Fund via Partnership with SWOG)					➢ Futility Analysis – End of 2022
SBP-101 (injection)	PDA (First Line Metastatic)					➢ Phase II/III Ongoing; Interim Analysis Q1 2024
	PDA Neoadjuvant					➢ Phase II Ready – Open 2H 2022
	Ovarian					➢ Phase I Ready – Open Mid 2022
CPP-1X-S Immunotherapy Enhancement (eflornithine sachets)	Relapsed Refractory Neuroblastoma (Chemo + Unituxin) with COG/NCI					➢ Phase I Ready FPI – 2H 2022 ➢ Phase II FPI – 2H 2023
	NSCLC (STK11 Mut) with Keytruda					
	PD1 Inhibitor-nonresponsive Cancers					
CPP-1X-T (eflornithine 250 mg tablets)	Early Onset Type 1 Diabetes					➢ Phase II Ready FPI 2H 2022 ➢ Indiana University / JDRF / Panbela Collaboration Announcement – 2H 2022 ➢ Publication of Phase I Results – End of 2022/Q1 2023

PDA – Pancreatic Ductal Adenocarcinoma; FPI-First Patient In

Potential Market Opportunity for Lead Programs

FAP	Pancreatic Cancer	Colorectal Cancer	Ovarian Cancer
Incidence of FAP ~30K in US ~50K in EU	Incidence of 1L Metastatic Pancreatic Cancer 57K in US ~190K in EU	Incidence of Colorectal Cancer ~150K in US ~340K in EU	Incidence of Ovarian Cancer ~22K in US ~79K in EU
~80K*	**~247K**	**~490K**	**~101K**
FAP Prevalence[1] and Target Population ~15kK in US ~20K in EU	1L Metastatic Pancreatic Cancer Target Population ~32K in US ~133K in EU	5-year prevalence[2] Colorectal Cancer Target Population ~400K in US ~950K in EU	Ovarian Cancer Target Population ~12K in US ~46K in EU
~35K	**~165K**	**~1.35M**	**~58K**
	Approximately 70% patients are treated.		Approximately 58% patients are late stage at diagnosis

FAP Source: Burt et al 2010; Varesco et al 2004; multiple KOL sources.
Pancreatic Cancer Source: American Cancer Society. Cancer Facts & Figures 2021. Atlanta, GA: American Cancer Society; 2021 and European Cancer Information Systems data 2020 (https://ecis.jrc.ec.europa.eu/).
Colorectal Cancer Source: NCI Seer statistics 2018 and https://ecis.jrc.ec.europa.eu.,
https://seer.cancer.gov/csr/1975_2018/browse_csr.php?sectionSEL=1&pageSEL=sect_01_table.21 and GLOBOCAN 2020.
Ovarian Cancer Source: American Cancer Society. Cancer Facts & Figures 2021. Atlanta, GA: American Cancer Society; 2021 and European Cancer Information Systems data 2020 (https://ecis.jrc.ec.europa.eu/).
1) Based on 1/10,000 prevalence, excludes 5% with no APC mut. Includes ages 15-74 and only patients with intact colon or retained rectum (~70% of FAP patients).
2) Prevalence is for "1st invasive tumor ever".

Complementary Pharmacotherapies Targeting Dysregulation

Pipeline Objective

The objective of Panbela's pipeline is the utilization of pharmacotherapies to reduce/normalize increased disease-associated polyamines using complementary pharmacotherapies

Current Pipeline

1. SBP-101
2. Flynpovi
3. CPP-1X-T
4. CPP-1X-S

Combined pipeline pharmacotherapies hit different targets in the polyamine pathway



Methionine
MAT
S-adenosylmethionine
AMD1
CO2
Decarboxylated S-adenosylmethionine
SBP-101
Arginine
ARG1
L-Ornithine
ODC1
CO2
CPP-1X-T & CPP-1X-S
Flynpovi
Putrescine
PAOX
N1-acetylspermidine
SRM
SSAT
Methylthioadenosine
Spermidine
PAOX
SMS
SMO
N1-acetylspermine
Methylthioadenosine
Spermine
SSAT

Modified from Wallace, et al *Biochem J.* 2003

AMD1 = Adenosylmethionine decarboxylase 1; ARG1 = Arginase 1; MAT = Methionine adenosyltransferase; ODC1 = Ornithine decarboxylase 1; PAOX = Polyamine oxidase; SMO = Spermine oxidase; SMS = Spermine synthase; SRM = Spermidine synthase; SSAT = Spermidine/spermine N^1-acetyltransferase.



FLYNPOVI: A combination of CPP-1X and Sulindac

Lead Product Opportunity – CPP-1X and Sulindac (Flynpovi)

Familial Adenomatous Polyposis (FAP)

- A genetic disease caused by APC mutations where colon polyps develop early in life
- Nearly 100% of patients will develop colon cancer if the polyps are left untreated

Prevalence

1-in-10,000

~30K in US

~50K in EU

Global Markets Opportunity

Key Information:

- No approved FAP drugs on the market
- Target Physicians: Gastroenterologists
- US-only potential revenue at market share of 35%-60% (approximately 11,300-18,400 potential patients)

Pricing:

Annual Price	US only Potential Annual Revenue
$20,000	$227M - $368M
$25,000	$284M - $460M
$30,000	$341M - $552M
$35,000	$397M - $644M

North American Royalties from Licensee:

- Capped: 25% up to $100 million in total payments
- Uncapped: 5% after capped royalty is reached

Market:

- FAP affects all ethnicities
- In addition to the US - Significant market opportunity in Europe, China and Japan

Note: APC = Adenomatous polyposis coli.

FAP-310 Trial: "Time to Delay FAP-related Event" Endpoint

CPP FAP 310 global study

150 Patients Required
(171 Patients Enrolled)
1:1:1 Randomization
Two Years of Daily Treatment

CPP-1X (750 mg) + Sulindac (150 mg)	**CPP-1X (750 mg) + Placebo**	**Placebo + Sulindac (150 mg)**

Endpoint "Time to FAP-related Event" (e.g., Colectomy, Duodenectomy, Spigelman score*, etc.) over at least 24 months at any Disease Site per Patient

- Time to delay FAP-related events
  Composite Endpoint including surgeries, polyp removal, and upper GI scoring system ("Spigelman")*; based on FDA/EMA recommendation-first ever "event" trial in FAP
- Surgical endpoints most meaningful
- *p* value with all elements of composite endpoint = 0.28 (i.e., with unvalidated non-surgery scoring system* included)
- ***p* = <0.02** in delaying surgical and interventional events in "lower GI"

* Determined to not be a "clinically meaningful" metric resulting in a change in the clinical management or treatment for the patient
Burke et al 2021 NEJM
Balaguer et al 2021 DCR

No Lower GI Surgeries for Flynpovi Combination

Event Rate Distribution of FAP-Related Surgery Events in Lower GI

Surgery Events	ES Combo	Eflornithine	Sulindac	Overall
	(N=56)	(N=57)	(N=58)	(N=171)
Need colectomy	0	3	4	7
Need proctectomy	0	1	1	2
Need pouch resection	0	4	1	5
Total Surgical Events	**0**	**8**	**6**	**14**
Event Rate	**0/56 (0%)**	**8/57 (14%)**	**6/58 (10%)**	**14/171 (8%)**

No surgeries in Lower GI in ES Combo arm

Balaguer et al 2021 DCR
Note: Does not include adenoma removal

Flynpovi Combination Delays Need for Lower GI Surgery

Delay in Lower GI Surgery Events


(Vertical hashmarks "|" denote when patient comes off study)
Subjects Event Free (%)
100
90
80
70
60
50
Treatment Groups
ES
Sulindac
Eflornithine
0
6
12
18
24
30
36
42
48
Time from Randomization Date to FAP-related Event (Months)

Pts. on study									
ES	54	46	39	33	27	22	15	8	1
Sulindac	53	44	35	28	23	15	11	6	1
Eflornithine	51	41	34	28	16	11	4	2	0

Hazard Ratio (95% CI) for having an Event
ES vs Sulindac = 0.000 (0.000, 0.483)
ES vs Eflornithine = 0.000 (0.000, 0.439)

Nominal P-Value
ES vs Sulindac = 0.0048
ES vs Eflornithine = 0.0031

In Subjects with Lower GI Anatomy (i.e., excludes 13 patients with ileostomy)

ES = eflornithine + sulindac combination or Flynpovi
Balaguer et al 2021 DCR

Rationale for Efficacy of Flynpovi in the Lower Gastrointestinal Tract of FAP Patients


Microbiome
Diet
APC
MYC
MAD1
K-RAS
ODC
Put
Polyamines
Growth/Tissue
Repair/Neoplasia

- Polyamines drive uncontrolled growth, polyposis, and cancer.
- Polyamines can by synthesized but also derived from the diet and microbiome.
- The mechanism of disease driven by polyamines which are upregulated in gastrointestinal mucosa in FAP patients - Eflornithine target, ODC is increased 2.5-fold with APC mutation
- The colon has 9 orders of magnitude more microbiome than upper GI that contribute to polyamines levels.

- **Flynpovi acts by a dual mechanism of action suppressing de novo synthesis and increasing the export of polyamines. The overall goal is to prevent or delay the onset of cancer through the regression or prevention of colonic adenomas through the reductions in polyamines.**

ODC = ornithine decarboxylase

High Concentrations of the Microbiota Contribute to the Impact of Polyamines in The LGI

- The microbiota increases steadily along the gastrointestinal tract.
  - **Small numbers in the stomach but very high concentrations in the colon.**
  - **Areas of the LGI contain up to <u>nine orders of magnitude (10^9)</u> more bacteria than that in the duodenum and other areas of the UGI.**
- Microbiota produces **biofilms which increase polyamines leading to colonic epithelial cell proliferation and colorectal cancer development**
- Colonic mucosa of FAP patients can harbour biofilms containing tumorigenic bacteria
- **Microbiota provides a potential mechanism of action for the enhanced efficacy of Flynpovi in the LGI via polyamines.**



A
Proximal GI tract
Increasing numbers
Increasing diversity
Stomach
10¹
Lactobacillus
Veillonella
Helicobacter
Duodenum
10³
Jejunum
10⁴
Bacilli
Streptococcaceae
Actinobacteria
Actinomycinaeae
Corynebacteriaceae
Ileum
10⁷
Colon
10¹²
Lachnospiraceae
Bacteroidetes
cells/gram
Distal GI tract

Johnson et al 2015; Dejea et al 2018; Sekirov et al 2010

Adverse Events of Special Interest

Adverse Events of Special Interest	Flynpovi (Eflornithine + Sulindac Combination) N=56 Subjects (%)	Sulindac N=57 Subjects (%)	Eflornithine N=56 Subjects (%)
Anemia	1 (1.8)	5 (8.8)	2 (3.6)
Myelosuppression	0	1 (1.8)	0
Thrombocytopenia	0	3 (5.3)	1 (1.8)
Cardiovascular/Thrombotic events	1 (1.8)	1 (1.8)	1 (1.8)
Hearing impairment/Tinnitus	5 (8.9)	8 (14.0)	2 (3.6)
Non-bleeding GI event	33 (58.9)	25 (43.9)	28 (50.0)
Bleeding GI event	17 (30.4)	17 (29.8)	10 (17.9)
Headache/Migraine/Tension Headache	8 (14.3)	13 (22.8)	7 (12.5)
Dizziness/Vertigo	4 (7.1)	4 (7.0)	7 (12.5)

- **Comparable safety** amongst all treatment arms

Basis for FDA Complete Response Letter

- **Clinical**
  - Single pivotal study efficacy was based on exploratory post-hoc analysis using a modified primary endpoint in a subgroup of the intent-to treat population
    - Asked to perform a new study focused on FAP patients with an intact lower-GI tract which showed statistically significant effect in post-hoc analysis of FAP-310 trial
- **Quality**
  - Proposed dissolution condition for testing of Eflornithine is different from the FDA Guidance for Industry: Dissolution Testing and Acceptance Criteria for Immediate-Release Solid Oral Dosage Form Drug Products
    - ✓ Revised dissolution specifications
  - Limited discriminating ability of the dissolution method for compression force and no discriminating ability for the magnesium stearate or sulindac particle size distribution
    - Dissolution method being revised to address concerns

Moving Ahead: New Phase III Trial

Moving Ahead 2022

- **North America Licensee funding next trial**
- **FDA and EMA focus on new Phase III trial :**
  - Lower GI focus (LGI), informed by positive data from FAP-310 and regulatory feedback
  - Reaffirm current clarity & acceptable aspects of CMC, clin pharm, and non-clinical package
  - Initiate new LGI focused pivotal trial
- **FDA:**
  - Type A meeting in US for new trial (via Licensee): 2H22
  - Initiate new trial: 1H23
- **EMA:**
  - Select National Competent Authority (NCA) engagement on new trial and clear registration path (Sweden/Netherlands based on CHMP feedback)
  - Follow up SAWP engagement with revised approached, informed by CHMP and NCA interactions

Summary of Approach to Approval

Strong Results in the Lower GI

- ✓ Focus on Lower GI: statistically significant p-values and hazard ratios for clinically meaningful surgical endpoints—emphasized by regulators—in Phase III pivotal trial
- ✓ Expected safety profile over 2-4 years of daily dosing in Phase III pivotal trial
- ✓ Totality of the evidence includes mechanistic, preclinical, and clinical supportive data

No Other Approved Therapy for this Orphan Disease



SBP-101

Preliminary Efficacy of SBP-101 + Gemcitabine/Nab-paclitaxel in First-Line Metastatic Pancreatic Ductal Adenocarcinoma

	BEST OVERALL RESPONSE				Overall Response	Disease Control
	CR	PR	SD	PD		
SBP-101 (0.40 mg/kg) + G/A* (PhIa COHORT 2) n=7	0	5 (71%)	2 (29%)	0	**5/7 (71%)**	**5/7 (71%)**
SBP-101 (0.40 mg/kg) + G/A* (PhIa COHORT 4 + Ph1b) n=29	1 (3%)	13 (45%)	10 (34%)	5 (17%)	**14/29 (48%)**	**24/29 (83%)**
Gemcitabine + Nab-paclitaxel (G/A*) n=431**	<1%	23%	27%	20%	**23%**	**48%**

	PFS			OS		
SBP-101 (0.40 mg/kg) + G/A Cohort	Ph1a 2	**PhIa 4+PhIb**	G+A*	PhIa 2	**PhIa 4+PhIb**	G+A*
Median (mo)	5.6	**6.5**	5.5	10.3	**14.6********	8.5
6 mo (%)	43	**54**	44	100%	**86%**	67%
12 mo (%)	0	**18**	16	43%	**55%**	35%

*G/A = gemcitabine + Nab-paclitaxel
**Historical control data, MPACT study G+A arm, N=431 - Source: Von Hoff NEJM 2013
*** Final Data–3/18/22
PhIa = Phase Ia
PhIb = Phase Ib
CR-Complete Response; PR-Partial Response; SD-Stable Disease
Disease Control Rate = CR+PR+SD for > 16 weeks

Efficacy Comparison

Treatment	OS	PFS	ORR	DCR	PD
CL-SBP-101-03[1]	14.6 months	6.5 months	48.3%	82.8%	4.8%
FOLFIRINOX[2]	11.1 months	6.4 months	31.6%	70.2%	15.2%
Modified FOLFIRINOX[3]	10.2 months	6.1 months	35.1%	86.5%	13.5%
Gemcitabine + Abraxane – Phase 1/2[4]	12.2 months	7.9 months	48%	68%	16%
Gemcitabine + Abraxane (MPACT)[5]	8.5 months	5.5 months	23%	48%	20%

1. CL-SBP-101-03 CSR (modified Efficacy Evaluable data n=29);
2. Conroy et al, 2011;
3. Stein et al, 2016 (MPC data);
4. Von Hoff et al, 2011;
5. Von Hoff et al, 2013

SBP-101 + Gemcitabine/Nab-paclitaxel Overall Survival*


+ Censored
Cohort 4 + Phase 1b
Cumulative Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
Cohort 4 + Phase 1b(N=29)
0 30 60 90 120 150 180 210 240 270 300 330 360 390 420 450 480 510 540 570 600 630 660 690
Overall Survival Time (days)

Cohort 2 N=7: 2 patients with long term survival.

- **One still alive at 33.1 months**
- **One deceased at 30.3 months**

Cohort 4+1b = 6 patients still alive

* Data as of 03/18/2022

SBP-101 + Gemcitabine/Nab-paclitaxel Demonstrated a Similar Safety Profile to Gemcitabine/Nab-paclitaxel in First-Line Metastatic Pancreatic Ductal Adenocarcinoma

Safety Results

Grade ≥3 AEs of Special Interest	N	SBP-101%		G+A %**
Hematologic Events				
Neutropenia	20	40%		38%
Leukopenia	0	-		31%
Anemia	9	18%		13%
Thrombocytopenia	1	2%		17%
Febrile Neutropenia	1	2%		3%
Non-hematologic Events				
Diarrhea	7	14%		6%
Fatigue	6	12%		17%
Peripheral Neuropathy	3	6%		17%

Grade ≥3 adverse events attributable to any study medication, N=50.				
Event	SBP-101	G+A**	All 3	Total N (%)
Neutropenia	0	19 (1G, 18 G+A)	1	20 (40%)
Elevated LFTs	5	0	9	14 (28%)
Anemia	0	7 (G+A)	0	9 (18%)
Diarrhea	0	6 (4A, 2G+A)	1	7 (14%)
Fatigue	0	4 (G+A)	2	6 (12%)
Vision events	4	1 (G)	2	7(14%)
Dehydration	2	2 (1A, 1 G+A)	0	4 (8%)
Peripheral neuropathy	0	3 (A)	0	3 (6%)

*Historical control data, MPACT study, G+A arm, N= 431 - Source: Von Hoff 2013
** G/A = gemcitabine + Nab-paclitaxel

Phase II/III Pancreatic Cancer Trial Initiated 1Q 2022 in Subjects Previously Untreated for Metastatic Pancreatic Ductal Adenocarcinoma

A Randomized, Double-Blind, Placebo Controlled Study of Nab-Paclitaxel and Gemcitabine with or Without SBP-101



Screening
Confirm eligibility criteria are met
Randomize 1:1
Experimental Arm: SBP-101 + Nab-paclitaxel and Gemcitabine
Control Arm: Placebo + Nab-paclitaxel and Gemcitabine
Treatment Phase (28-day cycles)
SBP-101 or placebo: Days 1-5 of Cycles 1 and 2
Days 1, 8, 15 of Cycles ≥3
(up to a TCD of 4.32 mg/kg)
Nab-paclitaxel: Days 1, 8, 15 of each cycle
Gemcitabine: Days 1, 8, 15 of each cycle
Patients to continue treatment until a criterion for discontinuation is met.
Follow-up phase
PFS/survival follow-up every 4 weeks for at least 12 months after last patient enrolled.
Primary endpoint:
• OS
Secondary endpoints:
• PFS
• ORR
• DCR
• DoR
• QoL
• Safety

OS-Overall Survival
PFS-Progression Free Survival
ORR – Overall Response Rate
DCR-Disease Control Rate
DoR – Duration of Response
QoL-Quality of Life



Polyamines & Immune Dysregulation

Role of Polyamines in Immune Dysregulation

- Immune systems require multiple soluble and cellular components, including polyamines, for a normal immune function
- High levels of polyamines are present in tumor cells and in autoreactive B- and T-cells in autoimmune diseases
- Dysregulation of polyamines can result in:
  - Tumor immune evasion
  - Elevated cell stress
  - Increased autoimmunity
- Panbela's pipeline focuses on **resetting the polyamine pathway to restore normal immune function**


Basic cellular functions
Immune functions
↓ EP300
Ion transport
Autophagy
RNA structure
Gene expression
Protein synthesis
Hypusination
Cell proliferation
Putrescine
Spermidine
Spermine
↑ TGF-β
↑ IDO1
DC
↑ ARG1
↑ Macrophage polarization
↓ TNF-α
MΦ
↑ T cell proliferation
↓ Autoreactive T cells
T cell

Proietti E et al 2020 Trends in Immunol

Rationale for Eflornithine/anti-PD-1 Combination

- Targeting Ornithine decarboxylase (ODC) using eflornithine unmasks antitumor T cell immune response by weakening of tumor-induced immune suppression that is mediated by Myeloid-Derived Tumor Suppressor Cells (MDSCs).
- The addition of anti-PD-1 prevents the functional exhaustion of these surviving T cells leading to enhanced antitumor effects.
- The combination of eflornithine/anti-PD1 prevents immune evasion
- **Targeting the polyamine pathway, treatment may reinvigorate the T cell–directed activity of an anti-PD-1 therapy and promote immune-mediated elimination of tumor cells.**



Extrinsic
Intrinsic
1. Decreased surface level expression of MHC-I
Decreased Infiltration:
Tumor Cell
CD4+ T-cells
CD8+ T-cells
2. Overexpression of PD-L1
NK Cells
CCL4
G-CSF
CCL2
CCL3
PD-L1
Increased Infiltration:
3. Secretion of immunosuppresive chemokines
Monocytes
CCL3
TGFβ
IL-4
IL-6
TNFα
CCL4
G-CSF
CXCL2
IL-3
IL12 p70
CCL2
Macrophages
M-MDSC
Immune Evasion
Eflornithine/anti-PD-1

Modified from Tanaka M et al 2020 Cancers



CPP-1X-S

Rationale for CPP-1X-S (Eflornithine Sachets) in STK11 Mutant NSCLC

- In preclinical tumor models, eflornithine treatment improves anti-PD-1 efficacy by:
  - Increasing tumor-specific cytotoxic T-cell populations
  - Increasing expression of PD-1 on tumor-associated CD8+ T cells

- ~10% of NSCLC cancers have STK11 mutations
- STK11 mutant NSCLC tumors have:
  - Reduced cytotoxic T-cells infiltrates
  - Upregulation of the arginine pathway which utilizes ODC to increase levels of the polyamine putrescine
  - Respond poorly to immune checkpoint inhibitor therapy

Cancer Genomic Atlas Research 2014 Nature
Skoulidis F et al 2018 Cancer Discov
Skoulidis F et al 2019 JCO
Dryia P et al 2021 J Immunother
Alexander Et et al 2020 Mol Cancer Ther

STK11 Mutant NSCLC Investigator-Initiated Trial

*Collaborating with investigators at Moffitt Cancer Center on Phase I/II trial: "**Targeting Ornithine Decarboxylase** as an Immunotherapeutic Target in **STK11 (LKB1) Pathway-Deficient Non-Small Cell Lung Cancer**"*

Patient Population

- Stage IV NSCLC
- Immune Checkpoint Inhibitor Naïve
- STK11 mutant

Phase I

Standard Pembro + CPP-1X-S Dose Escalation (PD-L1≥1%)

Primary Endpoint: Toxicity

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Phase II

Standard Pembro + CPP-1X-S (Dose from Phase I) (PD-L1≥1%)

Primary Endpoint: Efficacy (Response Rate)

Secondary Endpoints: Overall Survival, Progression-free Survival

Currently finalizing **trial protocol**, manufacturing **CPP-1X-S** (eflornithine sachet product), and completing **regulatory requirements**

PD-L1-programmed death ligand-1



Business Overview

Summary of Upcoming Milestones

1H 2022

- ASCO GI Poster Presentation – Interim Phase I 1L mPC
- Close Transaction
- FPI – Randomized Phase II/III 1L Metastatic Pancreatic Cancer Trial (mPC)
- Final Data – Phase I 1L mPC
- Initiation of Ovarian Cancer Clinical Program

2H 2022

- FAP Global Registration Trial (sponsored by Licensee), Type A FDA Meeting
- FPI – Phase I STK11 Mutant NSCLC IIT
- Gastric Cancer Prevention Phase II Results
- Initiation of Phase II Neoadjuvant Pancreatic Cancer IIT

ASCO-American Society of Clinical Oncology
GI-Gastrointestinal
mPC-Metastatic Pancreatic Cancer
FPI-First Patient In
FAP-Familial Adenomatous Polyposis
NSCLC – Non Small Cell Lung Cancer

Proforma Financial Position and Capital UNAUDITED

Panbela	
Cash at 3/31/22	7,386,000
Common Stock at 3/31/22	13,449,117
Shares reserved for Options (WAE = $5.76)	2,449,531
Shares reserved for Warrants (WAE = 4.59)	5,109,501
Total Outstanding and Reserved	21,008,149

Cancer Prevention Pharmaceuticals (CPP)	
Cash at 3/31/22	215,000

Proforma Combined Company		
Common Stock Outstanding held by Current Panbela Shareholders	59%	13,449,117
Common Stock held by Legacy CPP Shareholders (includes Options & Warrants)	41%	9,345,996
Total Common Stock outstanding at Closing		22,795,003
Anticipated Debt after Closing (Sucampo and Tillotts)		6,840,000

Summary: Combination of PBLA and CPP

Unique Scientific Approach: Resetting dysregulation via polyamine pathway

- ✓ Multiple targets and products in the pipeline
- ✓ Broad, late-stage pipeline opportunities
- ✓ Multiple data readouts expected
- ✓ Experienced management team
- ✓ Significant market potential